UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 13, 2021

Proterra Inc
(Exact name of registrant as specified in its charter)

Delaware	001-39546	98-1551379
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1815 Rollins Road
Burlingame, California 94010
(Address of registrant’s principal executive offices, and zip code)
(864) 438-0000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PTRA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for Common Stock at an exercise price of $11.50 per share	PTRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.
On August 11, 2021, Proterra Inc (“Proterra” or the “Company”) issued a quarterly letter regarding Proterra’s financial results for its second fiscal quarter ended June 30, 2021. Proterra is supplementing the letter by disclosing the following additional information regarding the expansion of the Company’s collaboration with LG Energy Solution to secure a long-term supply of cylindrical cells manufactured at an LG Solution battery cell plant in the United States. The Company’s commitment of a low nine-figure dollar sum upfront to secure multiple Gigawatt-hours of dedicated U.S. manufactured battery cell capacity will be made as a series of prepayments leading up to the start of production in the U.S. facility. The agreement will provide for the dedicated U.S. manufacture of battery cells optimized for commercial vehicle application that would also qualify the Company’s battery systems for duty-free status under current USMCA regulations. The Company’s upfront financial commitment will be recouped through adjustments to the piece price of the cells after the start of production. The Company expects the agreement with LG Energy Solution to be finalized by the fourth quarter of 2021.
The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
104	Inline XBRL for the cover page of this Current Report on Form 8-K.
SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2021

PROTERRA INC

By:	/s/ John J. Allen
John J. Allen
Chief Executive Officer